SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2000

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

TEXAS                        0-8493                       74-1051605
(State or other             (Commission File Number)     (I.R.S.  Employer
jurisdiction                                              Identification No.)
of incorporation)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                            77008
(Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

Item 5. Other Events.

On January 31, 2000, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the receipt of a contract for the sale of generators.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated January 31, 2000, titled "Stewart & Stevenson Receives Generator Contract".

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STEWART & STEVENSON SERVICES, INC.



Date:  January 31, 2000                     By:/s/ LAWRENCE E. WILSON
                                            Name:  Lawrence E. Wilson
                                            Title: Vice President, Secretary and
                                                   General Counsel

                                  EXHIBIT INDEX

99.1 Company Press Release dated January 31, 2000, titled "Stewart & Stevenson Receives Generator Contract."

Exhibit 99.1